UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors’ Inner Circle Fund

SANDS CAPITAL

Sands Capital Global Growth Fund

Semi-Annual Report	April 30, 2018

Investment Adviser: Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
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The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www. sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

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Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six-month period ending April 30, 2018. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 8.39% and 8.25%, respectively, compared to a 3.56% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 13.42% and 13.15%, respectively, compared to a 8.70% annualized return for the ACWI.

Performance Review

The top five contributors to relative investment results during the reporting period were Amazon, Netflix, Titan, CP All, and Charles Schwab. Incyte, Regeneron Pharmaceuticals, Rolls-Royce, Alibaba, and Facebook were the five largest detractors. During the period, the Fund initiated investments in Align Technology, Atlassian, and Keyence. It exited Chipotle Mexican Grill.

From a sector perspective, consumer discretionary and consumer staples were the largest contributors to relative investment results during the period. Health care and energy were the top relative sector detractors. On a regional basis, the U.S./Canada and Emerging Asia contributed most to relative investment results, while Latin America and Mid-East & Africa were modest detractors.

Volatility returned to the markets in early 2018, following a two-year period of relative tranquility, overwhelming strong economic data and corporate profit growth.

After 15 months of consecutive gains, the MSCI ACWI posted a monthly decline in February, as concerns about rising U.S. inflation roiled markets. The turbulence persisted for the remainder of the quarter, as investors weighed risks from potential trade war, White House personnel instability, backlash against big tech, and less-accommodative central bank action.

Despite the presence of headline risks, fundamentals remained strong. The first quarter saw continued global economic expansion and earnings growth. India posted the fastest year-over-year GDP growth among major

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GROWTH FUND
April 30, 2018 (Unaudited)

economies — an early validation of Prime Minister Modi’s pro-growth reform measures — and the U.S. recorded its sixth consecutive quarter of year-over-year profit gains. This constructive fundamental backdrop bolstered business results for fast-growing consumer businesses, leading to strong share price appreciation for several of our businesses, including Amazon, Netflix, and Titan.

Global Growth’s health care businesses trailed the index’s sector return during the period. Within health care, the biotechnology industry sold off in the fourth quarter 2017 due to a number of factors, including poor reported results from some of the index’s larger biotechnology companies, pricing fears revived by a tweet from President Trump, and uncertainty about U.S. tax reform’s industry implications. In addition, business-specific issues weighed on the strategy’s relative sector results, including 1) Incyte’s failed Phase 3 trail for epacadostat in melanoma, and 2) competitive concerns about Regeneron Pharmaceuticals’ retinal disease franchise.

As long-term investors, we attempt to look past external factors and stock price movements not explained by fundamentals. Market and macro environments change, and it’s impossible to predict which sectors and countries will lead or lag on a short-term basis. Rather, we continue to believe that investing in leading franchises capable of generating above-average earnings growth across economic cycles is the most prudent way to add value over time.

Commentary: Seeking Insights, Not Information

Generating differentiated insights is a key to adding value for our clients over time. Insights enable us to build conviction in great businesses and own them at large weights in our portfolios. In contrast to the abundance of data readily available to all market participants, insights are like rare gems. They create opportunities in even the most efficient markets. Our forecasted estimates often do not differ significantly from consensus forecasts in the next year or two, but they often do over the longer term.

For example, we most recently purchased Align Technology, a U.S.-based company that is a global leader in the malocclusion (misaligned teeth) market. During our nearly year-long research efforts, we gained insights and confidence on Align’s ability to execute on several upside drivers both in the near and long term. In the next few years, we think that the U.S. adult market will grow more than consensus expects. We also believe that the international market, which we estimate is twice the size of the U.S. market, is underappreciated by analysts. Our insights into these two markets

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were driven by our extensive conversations with orthodontists globally, and our experience and accumulated knowledge in adjacent markets such as Botox and LASIK surgery. Our longer-term insight is in Align’s direct-to-consumer business, which we expect will power the company’s profitability and growth over the next decade. As a result, our estimates become increasingly higher than consensus as we look further out.

On-the-ground research is a primary input to our insight generation. The internet has made information abundant and easily available. However, the need remains to understand the “why” behind the “what.” In our view, this can only be achieved by seeing products and services firsthand, speaking to target consumers, understanding local markets and context, and building relationships with experts and influencers.

We approach on-the-ground research differently than many of our peers, in our view. It is not enough simply to have “boots on the ground.” For us, the number of boots, who’s wearing them, and what they do with the information makes a difference. On most research trips, we send large groups that can include as many as ten analysts. Though they all share the same experience, each analyst might see things differently based on her domain expertise. Aided by that diversity of perspectives, the group can deliberate observations in real time, develop greater context, and push for a deeper level of understanding, all while in the field. By the time the group returns to our home office in Arlington, VA, it has already begun the process of formulating shared views and informing the decision making on our businesses. The group’s observations — combined with the broader team’s experience — enables faster information sharing and analysis through a wider lens. This sharing powers our differentiated insights, which we believe ultimately leads to better outcomes.

In addition to local store visits, our research groups often conduct in-person focus groups and surveys to delve deeper into consumer topics. Recent examples include ecommerce in Latin America and Southeast Asia, and restaurant habits in India.

We logged over 35 research trips in the first quarter alone, half of which were in the U.S. and the balance overseas. Two of our most interesting trips were to China and India, where we conducted further research on Alibaba’s new Hema stores and Eicher Motors’ motorcycles. In both cases, our on-the- ground work provided a greater appreciation for the companies’ growth opportunities and strengthened our long-term investment cases.

Hema — Alibaba’s “New Retail”

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GROWTH FUND
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Our most recent trip to China helped us to better appreciate the growth potential of Hema, one of Alibaba’s newer businesses. Hema is the first online grocery service we have seen globally that can potentially address the majority of the local population, scale quickly, and generate attractive unit economics. We think it will become a meaningful long-term growth driver for Alibaba’s business.

Hema has massive potential in China’s online grocery market, which is expected to double to more than six percent of total grocery sales by 2020. Our three biggest takeaways from the Hema research trip were:

1.	Its optimized store format for large scale fulfillment is key to generating attractive unit economics.

2.	Alibaba’s immense trove of consumer data positions it extremely well to rapidly grow its grocery business.

3.	Alibaba is building a powerful ecosystem that extends beyond its own grocery delivery business.

Am I in the Right Place?

When visiting Hema grocery stores, we were surprised to walk into what appeared to be small distribution centers. We observed wide aisles to accommodate foot traffic, blue-jacketed employees fulfilling online orders, and a conveyor system suspended from the ceiling transporting products. We realized that Alibaba inverted the grocery delivery model by creating a grocery store within a fulfillment center, as opposed to trying to fulfill from a traditional store.

The result is a business model with better economics than either traditional grocery stores or large, centrally located warehouses with vans for last mile delivery. Hema store layout allows for quick fulfillment of online orders, and delivery is efficient, given the shorter distances and its low-cost, large motorcycle fleet.

We believe the operating margin of a mature Hema store is approximately twice that of a traditional store, and sales per square meter are eight to 10 times higher. Additionally, Hema stores reach breakeven in approximately one year — similar to a Starbucks’ store—and can generate twice the profit margin per dollar of gross merchandise value as Alibaba’s core marketplace.

With the model and unit economics now proven, Alibaba is accelerating the number of store openings in 2018. In three to five years, we think the

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number of Hema stores can reach approximately 2,000 and generate $80 billion to $120 billion in annual sales.

Know Thy Customer

Data analysis is paramount, and is helping to power Hema’s early success. It is a key competitive advantage that helps keeps business giants — including Amazon, Alphabet, Netflix, and Facebook — dominant and far ahead of their competition. The amount of data they analyze on individual consumption patterns and preferences is increasingly valuable as it becomes more accurate over time.

For Hema, Alibaba’s vast consumer data gives it the ability to predict, with a high degree of accuracy, which items will be the most successful in each store’s territory. Though many Chinese ecommerce companies analyze customer data, Alibaba’s approach is powerful with its proprietary data built on advanced algorithms and technology, enabling better analysis and actionable insights. Its predictive inventory management combines machine learning technology with Alibaba’s proprietary data on consumers within a two-mile radius of each store. This advantage gives Hema the ability to connect to more people and attract them with products customized to their wants and needs. As a result, it increases the chances of a transaction occurring — most likely at a higher value than traditional grocery stores.

A Strengthening Ecosystem

All transactions at Hema stores are exclusively executed through AliPay, which should strengthen Alibaba’s ecosystem and augment the growth of its overall business. The digital payment system enhances Alibaba’s “New Retail” strategy by reducing the friction associated with traditional payment methods, thereby increasing the convenience factor. We expect to see some bottlenecks early on, as non-AliPay users initially shop at Hema, but ultimately, we believe AliPay will increase customer loyalty and transaction values over the long term.

In the most recent quarter, the number of daily active users on AliPay doubled. With more consumers using AliPay, we foresee Alibaba’s Hema stores and its other businesses, such as Taobao and Tmall, attracting new customers who value the convenience and seamlessness of a shopping experience.

Riding High with Royal Enfield

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

India’s rising middle-class consumers often turn to Eicher Motors’ Royal Enfield motorcycles to signal their newfound wealth and status. With a 60+ year tradition in India, a long history of service in the Indian army and police forces, and noticeably larger and more distinguished frames than India’s mass-market bikes, the Royal Enfield brand embodies machismo, strength, and distinction.

Our visits to India suggest that Royal Enfield is fostering a strong culture and community around the bike, reinforcing customer loyalty to the brand. In February, for example, we found a Royal Enfield riding club within a dealership. Rather than visiting the dealership solely to buy a bike, Royal Enfield riders go often to gather with other enthusiasts, hang out, and organize rides. With a bar, lounge, and motorcycle-themed décor, the club conveyed the community fostered by the powerful brand. In India, this type of branding is unique to Royal Enfield and distinguishes the company from mass-market two-wheeler original equipment manufacturers (OEMs), whose products are often seen as commodities.

Our knowledge of the global motorcycle industry — gained by over a decade of owning a developed-market motorcycle company — provided a strong framework to assess Eicher’s strategy and predict where the company may head in the future. For example, we have historically seen motorcycle OEMs increase brand attachment and decrease ownership cycles via expansion of bike customization. If successful, this strategy can also have important implications for bikes’ average selling prices, resale values, and company margins. After speaking with Eicher management, we believe that the company will begin to pursue a similar product strategy in the coming years.

Today, Royal Enfield bikes are mostly built to standard specs, with variation for any bike model largely limited to paint styling and engine size. Eicher customers then typically take these “standard bikes” to third-party shops to add customized parts and detailing. Thus, nearly all bike customization occurs outside the Eicher ecosystem. In the 1990s, we saw a U.S. motorcycle business expand these customization capabilities in-house, improving its ability to provide riders with a unique bike offering and riding experience. This effort contributed to rising company margins and bike average selling prices, thanks to the relative profitability of custom parts versus the bike itself, and most importantly, because customers were willing to pay a premium to have a bike fit their unique style and preferences. Some of the key management behind this strategy is now employed by Eicher, leading

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us to believe that the knowledge transfer will result in the development of similar offerings (and, we hope, outcomes) at Royal Enfield.

Beyond driving earnings growth, bike customization — from handlebars, exhaust systems, and body color — can also help expand the Royal Enfield brand aura. Already a status symbol on its own, riding a one-of-a-kind Royal Enfield is a next-level type of aspiration that we think will be eagerly pursued by the its customer base.

Conclusion

Our extensive on-the-ground research — and our integrated approach to information collection and processing — is a competitive advantage when evaluating businesses and their long-term potential, in our view. Physically seeing a business’s products and services can provide a deeper level of understanding, building on our existing domain knowledge. Innovative businesses such as Alibaba (Hema) and Eicher offer something unique to their customers, and we developed better insights about each business’s commercialization potential after seeing their operations firsthand. We apply the same approach to all of our businesses to gain differentiated insights, which we believe will ultimately add value for our clients.

We thank you for your ongoing support of Sands Capital and invite any question that you may have.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.

Note: The companies illustrated represent a sub-set of current holdings in the Global Growth portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. The views expressed are the opinion of Sands Capital Management and are not intended as a forecast, a guarantee of future results, investment

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recommendations, or an offer to buy or sell any securities. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. The views expressed were current as of the date indicated and are subject to change. Forward earnings projections are not predictors of stock price or investment performance and do not represent past performance. There is no guarantee that the forward earnings projections will accurately predict the actual earnings experience of any of the companies involved, and no guarantee that owning securities of companies with relatively high price to earnings ratios will cause the portfolio to outperform its benchmark or index. Please see accompanying notes. This information is supplemental to the provided GIPS® compliant presentation. Past performance is not indicative of future results.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

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†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%

	Shares	Value
BELGIUM — 1.0%
Galapagos ADR *	141,500	$12,611,895

CANADA — 2.3%
Shopify, Cl A *	220,000	29,398,600

CHINA — 8.9%
Alibaba Group Holding ADR *	384,000	68,559,360
Baidu ADR *	193,000	48,423,700

		116,983,060

DENMARK — 1.2%
Genmab *	78,500	15,929,945

GERMANY — 1.9%
Zalando *	469,000	24,140,181

INDIA — 13.3%
Asian Paints	994,000	17,878,169
Eicher Motors	48,693	22,733,077
Housing Development Finance	1,486,000	41,881,284
Maruti Suzuki India	345,000	45,539,765

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued

	Shares	Value
INDIA — (continued)
Motherson Sumi Systems	2,929,750	$15,450,112
Titan	2,069,000	30,453,027

		173,935,434

JAPAN — 4.3%
Fast Retailing	43,500	19,186,886
Keyence	43,400	26,539,049
PeptiDream *	271,000	10,962,604

		56,688,539

NETHERLANDS — 3.7%
ASML Holding ADR, Cl G	256,000	48,243,200

SOUTH AFRICA — 2.7%
Naspers, Cl N	144,500	35,325,276

THAILAND — 5.1%
Airports of Thailand	10,478,000	23,646,121
CP ALL	15,830,000	43,579,009

		67,225,130

UNITED KINGDOM — 2.7%
ASOS *	273,500	21,955,916
Rolls-Royce Holdings	1,179,300	13,588,856

		35,544,772

UNITED STATES — 50.3%
Consumer Discretionary — 18.3%
Amazon.com *	43,000	67,343,590
Booking Holdings *	17,200	37,461,600
Las Vegas Sands	365,000	26,765,450
Netflix *	131,000	40,932,260
NIKE, Cl B	634,000	43,359,260
Starbucks	407,000	23,430,990

		239,293,150

Financials — 3.8%
Charles Schwab	901,000	50,167,680

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued

	Shares	Value
Health Care — 12.6%
Align Technology *	79,000	$19,738,150
BioMarin Pharmaceutical *	217,000	18,121,670
Edwards Lifesciences *	227,000	28,910,720
Illumina *	136,500	32,886,945
Incyte *	369,359	22,878,096
Medidata Solutions *	249,000	17,768,640
Regeneron Pharmaceuticals *	78,500	23,838,880

		164,143,101

Information Technology — 15.6%
Alphabet, Cl A *	23,400	23,834,772
Alphabet, Cl C *	16,200	16,480,746
Atlassian, Cl A *	358,000	20,040,840
Facebook, C1 A *	241,000	41,452,000
Visa, Cl A	479,000	60,775,520
Workday, Cl A *	336,000	41,946,240

		204,530,118

		658,134,049

TOTAL COMMON STOCK
(Cost $805,474,398)		1,274,160,080

TOTAL INVESTMENTS — 97.4%
(Cost $805,474,398)		$1,274,160,080

Percentages are based on Net Assets of $1,308,389,010.
*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

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April 30, 2018 (Unaudited)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments and other     financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2^	Level 3	Total
Common Stock
Belgium	$12,611,895	$—	$—	$12,611,895
Canada	29,398,600	—	—	29,398,600
China	116,983,060	—	—	116,983,060
Denmark	—	15,929,945	—	15,929,945
Germany	—	24,140,181	—	24,140,181
India	—	173,935,433	—	173,935,433
Japan	—	56,688,539	—	56,688,539
Netherlands	48,243,200	—	—	48,243,200
South Africa	—	35,325,276	—	35,325,276
Thailand	—	67,225,130	—	67,225,130
United Kingdom	—	35,544,772	—	35,544,772
United States	658,134,049	—	—	658,134,049
Total Common Stock	865,370,804	408,789,276	—	1,274,160,080
Total Investments in Securities	$865,370,804	$408,789,276	$—	$1,274,160,080

^ Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2018, there were transfers of $384,649,095 from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $805,474,398)	$1,274,160,080
Cash	14,870,443
Receivable for Investment Securities Sold	28,517,569
Receivable for Capital Shares Sold	4,552,449
Dividend Receivable	1,100,541
Foreign Tax Reclaim Receivable	67,353
Unrealized appreciation on spot contracts	9,285
Prepaid Expenses	27,837

Total Assets	1,323,305,557

Liabilities:
Payable for Investment Securities Purchased	13,024,549
Payable due to Investment Adviser	936,716
Accrued Foreign Capital Gains Tax on Appreciated Securities	748,493
Payable due to Administrator	97,690
Unrealized loss on spot contracts	13,572
Shareholder Servicing Fees Payable	7,055
Trustee Fees Payable	2,529
Chief Compliance Officer Fees Payable	2,023
Payable for Capital Shares Redeemed	626
Other Accrued Expenses	83,294

Total Liabilities	14,916,547

Net Assets	$1,308,389,010

NET ASSETS CONSIST OF:
Paid-in-Capital	$832,971,482
Accumulated Net Investment Loss	(21,358,259)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	28,833,266
Net Unrealized Appreciation on Investments	468,685,682
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	5,332
Foreign Capital Gains Tax on Appreciated Securities	(748,493)

Net Assets	$1,308,389,010

Net Asset Value Per Share — Institutional Shares ($1,297,507,320 ÷ 49,741,872 shares)*	$26.08

Net Asset Value Per Share — Investor Shares ($10,881,690 ÷ 422,355 shares)*	$25.76

*	Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE SIX MONTHS ENDED April 30, 2018 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$3,125,631
Interest Income	114,304
Less: Foreign Taxes Withheld	(210,812)

Total Investment Income	3,029,123

Expenses
Investment Advisory Fees	5,605,040
Administration Fees	585,567
Shareholder Servicing Fees - Investor Class	9,722
Trustees’ Fees	8,447
Chief Compliance Officer Fees	2,941
Custodian Fees	64,814
Transfer Agent Fees	52,185
Registration Fees	20,153
Legal Fees	15,926
Printing Fees	13,059
Audit Fees	12,507
Insurance and Other Expenses	25,809

Total Expenses	6,416,170

Less:
Fees Paid Indirectly	(78)

Net Expenses	6,416,092

Net Investment Loss	(3,386,969)

Net Realized Gain (Loss) on:
Investments	42,656,330
Foreign Currency Transactions	(37,053)

Net Realized Gain	42,619,277

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	66,335,361
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	4,799
Foreign Capital Gains Tax on Appreciated Securities	(433,213)

Net Change in Unrealized Appreciation (Depreciation)	65,906,947

Net Gain on Investments and Foreign Currency Transactions	108,526,224

Net Increase in Net Assets Resulting from Operations	$105,139,255

The accompanying notes are an integral part of the financial statements.

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GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Loss	$(3,386,969)	$(4,412,256)
Net Realized Gain on Investments and Foreign Currency Transactions	42,619,277	5,925,039
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	65,906,947	283,864,634

Net Increase in Net Assets Resulting from Operations	105,139,255	285,377,417

Net Investment Income:
Institutional	(5,150,178)	—
Investor	(20,965)	—

	(5,171,143)	—

Total Distributions	(5,171,143)	—

Capital Share Transactions:
Institutional Shares
Issued	87,117,403	126,423,476
Reinvestment of Distributions	4,891,877	—
Redemption Fees (see note 2)	100,154	1,517
Redeemed	(117,109,203)	(179,435,438)

Net Institutional Share Transactions	(24,999,769)	(53,010,445)

Capital Share Transactions:
Investor Shares
Issued	2,332,751	1,607,338
Reinvestment of Distributions	20,368	—
Redemption Fees (see note 2)	101	—
Redeemed	(667,061)	(1,291,417)

Net Investor Share Transactions	1,686,159	315,921

Net Decrease in Net Assets from Share Transactions	(23,313,610)	(52,694,524)

Total Increase in Net Assets	76,654,502	232,682,893

The accompanying notes are an integral part of the financial statements.

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GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Net Assets:
Beginning of Period	1,231,734,508	999,051,615

End of Period (including Accumulated Net Investment Loss of $(21,358,259) and $(12,800,147), respectively) .	$1,308,389,010	$1,231,734,508

Shares Transactions:
Institutional Shares
Issued	3,482,279	6,017,604
Reinvestment of Distributions	197,732	—
Redeemed	(4,564,492)	(8,594,436)

Net Institutional Share Transactions	(884,481)	(2,576,832)

Shares Transactions:
Investor Shares
Issued	91,278	73,711
Reinvestment of Distributions	833	—
Redeemed	(25,540)	(67,325)

Net Investor Share Transactions	66,571	6,386

Net Decrease in Shares Outstanding	(817,910)	(2,570,446)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period

	Institutional Shares
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$24.16	$18.66	$17.84	$18.24	$16.96	$13.31

Income from Investment Operations:
Net Investment Income (Loss)†	(0.07)	(0.08)	(0.06)	(0.05)	(0.03)	0.11
Net Realized and Unrealized Gain	2.09	5.58	0.88	—*	1.61	3.71

Total from Investment
Operations	2.02	5.50	0.82	(0.05)	1.58	3.82

Dividends and Distributions from:
Net Investment Income	(0.10)	—	—	(0.09)	—	(0.15)
Net Realized Gains	—	—	—	(0.26)	(0.30)	(0.02)
Total Dividends and

Distributions	(0.10)	—	—	(0.35)	(0.30)	(0.17)

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period	$26.08	$24.16	$18.66	$17.84	$18.24	$16.96

Total Return††	8.39%	29.47%	4.60%	(0.28)%	9.49%	28.99%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,297,507	$1,223,251	$992,602	$926,086	$472,080	$137,612
Ratio of Expenses to Average Net Assets	0.97%**	0.98%	0.99%	1.03%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.97%**	0.98%	0.99%	1.03%	1.13%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%**	(0.40)%	(0.32)%	(0.28)%	(0.16)%	0.76%
Portfolio Turnover Rate	13%***	24%	20%	18%	24%	33%

^	See Note 2 in the Notes to the Financial Statements.
*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period

	Investor Shares
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$23.85	$18.46	$17.69	$18.09	$16.87	$13.24

Income from Investment Operations:
Net Investment Income (Loss)†	(0.09)	(0.14)	(0.10)	(0.10)	(0.07)	0.06
Net Realized and Unrealized Gain	2.06	5.53	0.87	—*	1.59	3.71

Total from Investment
Operations	1.97	5.39	0.77	(0.10)	1.52	3.77

Dividends and Distributions from:
Net Investment Income	(0.06)	—	—	(0.04)	—	(0.12)
Net Realized Gains	—	—	—	(0.26)	(0.30)	(0.02)
Total Dividends and

Distributions	(0.06)	—	—	(0.30)	(0.30)	(0.14)

Net Asset Value, End of Period	$25.76	$23.85	$18.46	$17.69	$18.09	$16.87

Total Return††	8.25%	29.20%	4.35%	(0.56)%	9.16%	28.71%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$10,882	$8,484	$6,450	$6,053	$8,210	$4,201
Ratio of Expenses to Average Net Assets	1.17%**	1.23%	1.24%	1.29%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%**	1.23%	1.24%	1.29%	1.38%	1.55%
Ratio of Net Investment Income (Loss)to Average Net Assets	(0.70)%**	(0.66)%	(0.57)%	(0.57)%	(0.41)%	0.42%
Portfolio Turnover Rate	13%***	24%	20%	18%	24%	33%

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 56 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges

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or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2018, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the period ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

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GROWTH FUND
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Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the period ended April 30, 2018, Institutional Shares retained $100,154 and $101 Investor Shares.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended April 30, 2018, the Fund paid $585,567 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

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April 30, 2018 (Unaudited)

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the period end April 30, 2018, the Investor Shares incurred 0.20% of average daily net assets or $9,722 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the period end April 30, 2018, the Fund earned cash management credits of $78 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2018, there were no previously waived and reimbursed fees that are subject to recapture.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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6.	Investment Transactions:

For the period ended April 30, 2018, the Fund made purchases of $163,368,738 and sales of $193,117,227 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

As of October 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,374,159
Unrealized Appreciation	377,596,171
Capital Loss Carryforwards	(6,520,996)
Other Temporary Differences	82

Total Net Distributable Earnings	$375,449,416

For Federal income tax purposes, the cost of securities owned at October 31, 2017, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

Short-Term Loss
$ 6,520,996

During the fiscal year ended October 31, 2017, the Fund utilized capital loss carryforwards of $5,913,061 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at April 30, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$829,913,267	$490,978,886	$(46,732,073)	$444,246,813

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day- to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk — To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

10.	Other:

At April 30, 2018, 41% of Institutional Shares outstanding were held by two shareholders and 80% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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11.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Annualized Expense Ratios	Expenses Paid During Period*

Sands Capital Global Growth Fund

Actual Fund Return
Institutional Shares	$1,000.00	$1,083.90	0.97%	$5.01
Investor Shares	1,000.00	1,082.50	1.17	6.04
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.98	0.97%	$4.86
Investor Shares	1,000.00	1,018.99	1.17	5.86

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 27, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2018 (Unaudited)

Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-0900

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018